© 2016 IHS Markit. All Rights Reserved. FY 2017 Guidance Supplemental Information November 14, 2016

© 2016 IHS Markit. All Rights Reserved. Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” “aim” and similar expressions, and variations or negatives of these words. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation may include the expectations of management regarding plans, strategies, objectives and anticipated financial and operating results of IHS Markit. IHS Markit’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although IHS Markit believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to IHS Markit. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, those risks discussed in IHS Markit’s filings with the US Securities and Exchange Commission (the “SEC”). IHS Markit’s SEC filings are available at www.sec.gov or on the investor relations section of its website, www.ihsmarkit.com. However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Other factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. IHS Markit does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Important Information IHS Inc. was the accounting acquirer in the merger with Markit Ltd. IHS operated, and IHS Markit operates, under a fiscal year that ends on November 30th of each year, while Markit operated under a fiscal year that ended on December 31st of each year. As a result, financial results for the fiscal year ended November 30, 2016 will include 12 months of results of IHS and results of Markit from and after the July 12, 2016 closing date of the merger in the new Financial Services segment that IHS Markit has created. The 2016 guidance set forth in this presentation includes results of Markit only since closing of the merger. Unless otherwise indicated in this presentation, the combined historical information presented is based on the reported GAAP results of IHS for its fiscal year ended November 30th and the historical IFRS results of Markit (now reported as the Financial Services segment of IHS Markit) adjusted to reflect a fiscal year ended November 30th. The combined historical financial information set forth in this presentation has not been prepared in accordance with SEC rules, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. In addition, certain stand alone historical results of Markit (now reported as the Financial Services segment of IHS Markit) are presented based on the reported results of Markit for its December 31st fiscal year without any adjustment for the new fiscal year. Non-GAAP measures Non-GAAP financial information is presented only as a supplement to IHS Markit’s financial information based on GAAP. Non-GAAP financial information is provided to enhance the reader’s understanding of the financial performance of IHS Markit, but none of these non-GAAP financial measures are recognized terms under GAAP and should not be considered in isolation from, or as a substitute for, financial measures calculated in accordance with GAAP. Definitions of IHS Markit non-GAAP measures to the most directly comparable GAAP measures are provided with the schedules to the most recent IHS Markit quarterly earnings release and are available on IHS Markit’s website (www.ihsmarkit.com). This presentation also includes certain forward looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. IHS Markit uses non-GAAP measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more reliable indicator of the underlying operating performance of the business and its ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature non- GAAP measures. IHS Markit also believes that investors may find non-GAAP financial measures for IHS Markit useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to IHS Markit, many of which present non-GAAP measures when reporting their results. These measures can be useful in evaluating IHS Markit’s performance against its peer companies because it believes he measures provide users with valuable insight into key components of GAAP financial disclosures. However, non-GAAP measures have limitations as an analytical tool. Non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, results of operations as determined in accordance with GAAP. 2

© 2016 IHS Markit. All Rights Reserved. We are [reaffirming] 2016 guidance $ in millions, except for per share amounts 2016 IHS Markit Guidance Low Mid High Current Color: Revenue1 $2,735 $2,750 $2,765 • trending slightly below low end Adjusted EBITDA $975 $985 $995 • tracking to mid point Margin % 35.6% 35.8% 36.0% Adjusted EPS $1.72 $1.75 $1.78 • tracking to mid/high end Additional items of the following: • Depreciation expense of $115 - $120 million • Interest expense, net of $115 - $120 million • Amortization (acquisition related intangibles) expense of $220 - $225 million • Stock-based compensation expense of $195 - $205 million • Adjusted effective tax rate of 25% - 26% • GAAP effective tax rate of approximately 5% • Weighted average diluted shares of approximately 319 million, trending down (reflects weighting of IHS only for 7.5 months and IHS Markit combined for 4.5 months) We are reaffirming 2016 guidance 3 1 impacted by F/X headwind

© 2016 IHS Markit. All Rights Reserved. We are [reaffirming] 2016 guidance $ in millions, except for per share amounts 2017 IHS Markit Guidance Low Mid High Revenue $3,490 $3,525 $3,560 Total organic growth % 2% 3% 4% Adjusted EBITDA $1,375 $1,388 $1,400 Margin % 39.4% 39.4% 39.3% Adjusted EPS $2.02 $2.05 $2.08 Additional items of the following: • Depreciation expense of $155 - $165 million • Interest expense, net of $130 - $140 million • Amortization (acquisition related intangibles) expense of $325 - $340 million • Stock-based compensation expense of $200 - $220 million • Adjusted effective tax rate of 21% - 24% • GAAP effective tax rate of 10% - 15% • Weighted average diluted shares between 413 - 417 million • Capital expenditures to be approximately 7% - 8% of revenue • Free Cash Flow conversion (as a % of Adjusted EBITDA) in the high 50’s to 60% We are introducing 2017 guidance 4